EXHIBIT 10.2

AMENDMENT TO THE 1999

AMENDED AND RESTATED EQUITY PARTICIPATION PLAN

OF

SAFEWAY INC.

Adopted by the Board of Directors on March 10, 2005

Safeway Inc., a Delaware corporation (the “Company”), adopted The 1999 Amended and Restated Equity Participation Plan of Safeway Inc. (the “Plan”), effective upon the approval of the Plan by the stockholders of the Company. The stockholders of the Company approved the Plan at the Company’s meeting of stockholders held on May 11, 1999. The Plan was amended to increase the aggregate number of shares of Common Stock issuable under the Plan by an amendment to the Plan adopted by the Board on February 25, 2003, and such amendment was approved at the Company’s annual meeting of stockholders on May 15, 2003. The Plan was further amended by the Board of Directors on February 26, 2004 and May 2, 2004. The Plan was further amended by the Board of Directors on June 2, 2004, subject to approval of such amendment by the stockholders of the Company. The Company desires to amend the amendment to the Plan adopted on June 2, 2004 to eliminate the condition requiring approval of such amendment by the stockholders of the Company because such approval is not required.

Pursuant to Section 11.2 of the Plan, the Board of Directors of the Company (the “Board”) hereby adopts this Amendment to the Plan, effective as of March 10, 2005.

The amendment to the Plan adopted on June 2, 2004 is hereby amended to eliminate the condition requiring approval of such amendment by the stockholders of the Company and the requirement that such amendment be presented to the stockholders of the Company, and such amendment shall be and remain effective as of June 2, 2004. Accordingly, the exercisability of Options granted to Independent Directors under the terms and conditions of the Plan (as amended by such amendment) shall not be subject to the approval of such amendment by the stockholders of the Company.

IN WITNESS WHEREOF, the Board of Directors of Safeway Inc. has hereunder adopted this Amendment to the Plan as indicated by the signature of the duly authorized officer of Safeway Inc. this 10th day of March, 2005.

SAFEWAY INC.

By:	/s/ Linda C. Sayler
Title:	Secretary